Commitments and contingencies	9 Months Ended
Sep. 30, 2016
Commitments and contingencies
Commitments and contingencies

6. Commitments and contingencies

(a)  Lease Obligations

In March 2015, the Company entered into a 52‑month building sublease agreement for 14,743 square feet of office space in Trevose, Pennsylvania. The lease has annual rent escalations and is recognized on a straight‑line basis over the term of the lease.

As of September 30, 2016, future minimum commitments under facility operating leases were as follows (in thousands):

Operating
leases

2016	$74
2017	311
2018	319
2019	184
Total minimum lease payments	$888

Rent expense recognized under our operating lease, including additional rent charges for utilities, parking, maintenance and real estate taxes, was approximately $206,000 and $189,000 for the nine months ended September 30, 2016 and 2015, respectively.

(b)  License Agreements

Termination of the Agreement with Cornell Center for Technology Enterprise and Commercialization

In March 2011, a license agreement was executed between our subsidiary, BioPancreate, and CCTEC. Under the terms of the license agreement, BioPancreate obtained certain rights from the CCTEC for commercial development, use and sale of products that use the technology associated with the license.

In October 2016, the Company’s wholly-owned subsidiary, BioPancreate Inc. terminated its license agreement with the Cornell Center for Technology Enterprise and Commercialization (CCTEC) in accordance with the terms of that agreement. In June 2016, the Company recorded an impairment charge of $5.2 million, which represented the entire value of the related intangible asset it had previously capitalized related to the license agreement, because conditions existed as of June 2016 that ultimately resulted in the Company terminating its agreement with CCTEC.

Antisense Therapeutics

In May 2015, we entered into an exclusive license agreement, or the Antisense License Agreement, with Antisense Therapeutics that provided us with development and commercialization rights to Antisense Therapeutics’ product candidate, ATL1103, for endocrinology applications (specifically excluding the treatment of any form of cancer and the treatment of any complications of diabetes).  We referred to this product candidate as COR‑004. Under the terms of the Antisense License Agreement, we paid Antisense Therapeutics an initial upfront license fee of $3.0 million in cash which was recorded as research and development expenses. We also invested $2.0 million in Antisense Therapeutics equity which was initially recorded as a non-current other asset for $1.1 million with the difference constituting the cost of the license which was recorded as research and development expense. The terms of the Antisense License Agreement provided that we could terminate the Antisense License Agreement upon 90 days’ prior written notice to Antisense Therapeutics if we believed the further development and commercialization of COR‑004 was no longer feasible due to a material change that was beyond our control.

On March 7, 2016, we provided a notice to Antisense Therapeutics of our intent to terminate the Antisense License Agreement effective June 7, 2016 because we believed the further development and commercialization of COR‑004 was no longer feasible due to material changes that were beyond our control.  On April 28, 2016, we reached a settlement with Antisense pursuant to which we made a one-time payment of approximately $0.8 million and returned to Antisense, for no consideration, the shares of Antisense owned by us.  We also agreed to transfer to Antisense all data, reports, records and materials resulting from our development activities and all ATL 1103 drug compound in our possession.  The settlement agreement provides for the release by each party of all obligations and liabilities under the Antisense License Agreement.